SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2015

AVT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53372	11-3828743
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

341 Bonnie Circle, Suite 102, Corona, CA 92880
(Address of principal executive offices)

(951) 737-1057
(Registrant’s Telephone Number)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

On February 9, 2015, our board of directors appointed the following individuals as officers of the Corporation:

Wayne Silvino:       Secretary
R. Nicholas Jones:  Interim Chief Financial Officer

As of the date of this Report, the executive officers of the Corporation are as follows:

James Winsor:        Chief Executive Officer and Chief Engineering Officer
Wayne Silvino:       President and Secretary
R. Nicholas Jones:  Interim Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVT, Inc.
/s/	James Winsor ________________________
By:	James Winsor
Its:	Chief Executive Officer May 6, 2015